Accounts receivable, net - Aging (Details) ¥ in Thousands, $ in Thousands	Mar. 31, 2016 USD ($)	Mar. 31, 2016 CNY (¥)	Mar. 31, 2015 CNY (¥)
Aging of gross accounts receivable
Not past due	$ 42,868	¥ 276,405	¥ 305,387
Within one year past due	7,485	48,266	44,339
Between one to two years past due	5,144	33,170	30,086
Over two years past due	5,073	32,709	19,023
Total gross accounts receivable	$ 60,570	¥ 390,550	¥ 398,835